SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2003

PACIFICARE HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21949	95-4591529
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

5995 Plaza Drive, Cypress, California 90630-5028
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (714) 952-1121

___________________________

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.
Item 9. Regulation FD.
Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
Exhibit 99.1

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	The following exhibits are furnished with this Report:

EXHIBIT NO.	DESCRIPTION

99.1	Text of certain information presented by PacifiCare Health Systems, Inc. (the “Company”) at an investor conference held on June 5, 2003, along with reconciliations of the differences between certain non-GAAP financial measures presented at this investor conference to the most directly comparable GAAP financial measures.

Item 9. Regulation FD.

     The following information is furnished under this Item 9 in satisfaction of Item 12, “Disclosure of Results of Operations and Financial Condition.”

     Attached as Exhibit 99.1 to this Current Report on Form 8-K is text of certain information presented by the Company at an investor conference held on June 5, 2003. This information may be presented at future investor conferences.

     The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     See Item 9 above for the information being furnished in satisfaction of this Item 12.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PACIFICARE HEALTH SYSTEMS, INC
Dated: June 12, 2003	By: /s/ Peter A. Reynolds
Peter A. Reynolds Senior Vice President and Corporate Controller (Principal Accounting Officer)